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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to incorporation by reference in the Registration Statement on Form S-8 of our report dated May 19, 2000, relating to the financial statements and financial statement schedules of Salon.com, which appears in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
San Jose, CA
June 29, 2000